UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

RespireRx Pharmaceuticals Inc. (the “Company”) issued a press release entitled “RespireRx Pharmaceuticals Inc. Announces a Department of Defense Award to Fund a Phase 2 Clinical Study to Determine the Safety and Efficacy of CX1739, its Lead AMPAkine, to Improve Bladder Function in Patients with Spinal Cord Injury.” A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In the press release attached as Exhibit 99.1, the Company indicated that it is delighted to announce that, as part of an ongoing collaboration among scientist teams led Dr. Milap Sandhu, PT, PhD, research scientist at the Shirley Ryan AbilityLab, a rehabilitation research hospital in Chicago, and Dr. Arnold Lippa from RespireRx and Dr. David Fuller from the University of Florida, the Department of Defense has approved a $1.8 million translational research award to the Shirley Ryan AbilityLab to fund a two stage Phase 2A and 2B clinical trial in order to determine the safety and efficacy of CX1739, its lead clinical AMPAkine, to improve bladder function and motor activity in patients with spinal cord injury.

The U.S. Army Medical Research Acquisition Activity, in support of the Congressionally Directed Medical Research Program (CDMRP), is the awarding and administering acquisition office and this work will be supported by the Department of Defense, in the amount of $1,793,411, through the Spinal Cord Injury Research Program under Award No. HT94252410497. Opinions, interpretations, conclusions and recommendations are those of the author and are not necessarily endorsed by the Assistant Secretary of Defense for Health Affairs or the Department of Defense.

The description above, of the press release, does not purport to be complete and is qualified in its entirety by reference to the full press release attached as Exhibit 99.1.

The press release attached as Exhibit 99.1 includes certain forward-looking information.

The information in this Item 7.01 and the press release attached as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1*	RespireRx Pharmaceuticals Inc. Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2024	RESPIRERX PHARMACEUTICALS INC.
(Registrant)

	By:	/s/ Jeff E. Margolis
Jeff E. Margolis
SVP, CFO, Secretary and Treasurer